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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-40014) of Pride International, Inc. of our report dated March 27, 2002 relating to the financial statements, which report is attached as
Exhibit 23.1 to the Annual Report of Pride International, Inc. on Form 10-K for the year ended December 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                       PricewaterhouseCoopers LLP

Houston, Texas

April 23, 2002